                                                                  EXHIBIT 10.105

                               SECURITY AGREEMENT

          This Security Agreement ("Security Agreement") is made and given as of this 28th day of December, 1994, by PIONEER HOTEL, INC., a Nevada corporation (hereinafter called "Debtor"), with an office at 2200 South Casino Drive, Laughlin, Nevada 89029, in favor of PDS FINANCIAL CORPORATION, a Minnesota corporation, with an office at 7652 Executive Drive, Eden Prairie, MN 55344 (hereinafter called "Secured Party").

                                    RECITALS

          A. Pursuant to a Promissory Note in the amount of $627,800.00 (the "Note") of Debtor dated December 28, 1994, Secured Party provided financing (the "Loan") in connection with the purchase by Debtor of certain equipment and fixtures described on Attachment A attached hereto and incorporated herein (the "Equipment").

          B. The Equipment is being used in connection with the gaming operations of Debtor at the property commonly known as Pioneer Hotel & Gambling Hall in Laughlin, Nevada.

          C. The Note and this Security Agreement and any other instruments or documents given as security for the Loan are herein after collectively referred to as the "Loan Documents".

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Debtor, it is agreed as follows:

          1.  Grant of Security Interest.  As security for the payment and
              --------------------------
performance of the Note and all other liabilities, obligations and indebtedness of Debtor to Secured Party due or to become due, direct or indirect, absolute or contingent, joint or several, howsoever created, arising or evidenced, now or hereafter at any time created, arising or evidenced under or pursuant to the Loan Documents (hereinafter collectively referred to as the "Obligations"), Debtor does hereby transfer, assign and grant to Secured Party a security interest in all of Debtor's right, title and interest in and to the following (hereinafter collectively referred to as the "Collateral"), whether now owned or hereafter acquired or arising:

              (a) the Equipment and all accessions, replacements, increases, substitutions, upgrades and modifications thereto and all security interests thereon;

              (b) all rights in and to any proceeds of insurance now or hereafter payable to Debtor and damages or awards resulting from any authority exercising the rights of eminent domain with respect to the Equipment;

              (c)  any proceeds or products of any of the foregoing.

          2.  Debtor represents, warrants, covenants and agrees as follows:

          (a) Incorporation.  Debtor is a corporation duly organized, validly
              -------------
     existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to execute, deliver and perform the Loan Documents.

          (b) Authorization.  The execution, delivery and performance of the
              -------------
     Loan Documents have been duly authorized by all necessary corporate action and will not (i) require any consent or approval of any entity which has not been obtained; (ii) violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which it is bound, except in each case where the failure to obtain any consent or approval, or where any such violation, will not result in a material adverse effect on the Borrower's financial condition or results of operation.

          (c) Performance by Debtor. Debtor shall, unless Debtor obtains Secured
              ----------------------
     Party's written consent to the contrary:

          (i) faithfully abide by, perform and discharge each and every obligation, covenant and agreement under the Loan Documents to be performed by Debtor hereunder;

          (ii) not sell, transfer or assign, or offer to sell, transfer or assign all or any part of the Collateral or permit all or any part of the Collateral to be sold, transferred or assigned;

          (d) Security Interests.  Except as contemplated hereby, Debtor has not
              ------------------
     granted, and will not grant or permit to exist, any liens or security interests in all or any portion of the Collateral. Debtor shall defend the Collateral against all claims and demands of all and any other persons at any time claiming any interest therein adverse to Secured Party.

          (e) Actions and Proceedings.  There are no actions at law, suits in
              -----------------------
     equity or by other proceedings pending before any governmental agency, commission, bureau, tribunal or other arbitration proceedings pending against Debtor that if adversely determined would adversely affect Debtor's interest in the Collateral or would adversely affect the rights of Debtor to pledge and assign all or a part of the Collateral or the rights and security afforded Secured Party hereunder.

          (f) Costs of Collection.  In the event of any action or proceeding to
              -------------------
     collect or realize upon the Collateral or to enforce any of Secured Party's rights hereunder, Debtor shall pay all of Secured Party's attorneys' fees and legal expenses incurred by Secured Party in connection with or arising out of such collection or enforcement.

     3.   Events of Default.  It shall be an Event of Default under this
          -----------------
Security Agreement upon the happening of any of the following:

          (a) failure to make any payment on the Note whether principal or interest, when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or

          (b) failure to comply with or perform in any material respect any of the terms, conditions or covenants of this Security Agreement; or

          (c) any representation or warranty made by Debtor herein or in any document, instrument or certificate given in connection with the Note shall be false when made.

          (d) Debtor shall fail to pay its debts as they become due, shall make an assignment for the benefit of its creditors, shall admit in writing its inability to pay its debts as they become due, shall file a petition under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, now or hereafter existing, shall become "insolvent" as that term is generally defined under the Federal Bankruptcy Code, shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) days after its commencement or convert the case from one chapter of the Federal Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty (60) days of the appointment; or

          (e) Debtor shall be dissolved, liquidated or wound up or shall fail to maintain its existence as a going concern in good standing (excepting, however, reorganizations, consolidations and/or mergers into or with affiliates owned by, owning or under common control of or with such entity or into the parent of such entity, provided the succeeding organization assumes and accepts such entity's obligations hereunder); or

          (f) Debtor defaults in any material respect under any other instrument given as security for the Note.

     4.   Remedies.  Upon an Event of Default Secured Party may declare all
          --------
Obligations immediately due and payable, and may, at its option, without notice,

          (i) either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enforce and exercise all of the rights of Secured Party under the Note and all of the rights of Secured Party hereunder,

          (ii) without demand, advertisement or notice of any kind (except such notice as may be required under the Minnesota Uniform Commercial Code (the "Code")) and all of which are, to the extent permitted by law, hereby expressly waived sell, lease or dispose of the Collateral by public or private sale,

          (iii) exercise any of the remedies available to a secured party under the Code,

          (iv) proceed immediately to exercise each and all of the powers, rights, and privileges reserved or granted to Secured Party under this Security Agreement,

          (v) proceed to protect and enforce this Security Agreement by suits or proceedings or otherwise, and for the enforcement of any other legal or equity available to Secured Party, or

          (vi)  take possession of the Equipment.

     In the event that any notice is required under the Code such requirements for reasonable notice shall be satisfied by giving at least ten (10) days notice prior to the event or thing given rise to the requirement of notice.

     5.   Further Assurances.  Debtor shall execute and deliver to Secured
          ------------------
Party, promptly and at Debtor's expense, such other documents and assurances, and take such further action as Secured Party may reasonably request, in order to effectively carry out the intent and purpose of this Agreement, and to establish and protect the rights, interests and remedies of Secured Party hereunder. This shall include, without limitation, providing Code financing statements, and evidence of tax filings and payments. Debtor agrees that Secured Party is authorized, at its option, to file financing statements or amendments thereto without the signature of Debtor and, if a signature is required by law, then Debtor appoints Secured Party as Debtor's attorney-in-fact to execute any such financing statements.

     6.   Cumulative Remedies.  All of Debtor's rights and remedies herein are
          -------------------
cumulative and in addition to any rights or remedies available at law or in equity including the Code, and may be exercised concurrently or separately. Debtor shall pay all costs, expenses, losses, damages and legal costs (including attorneys' fees) incurred by Secured Party as a result of enforcing any terms or conditions of this Agreement.

     7.   No Liability Imposed on Secured Party.  Secured Party shall not be
          -------------------------------------
obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability for the control, care, management or repair of the Equipment, nor shall it operate to make Secured Party responsible for any dangerous or defective condition of the Equipment.

     8.   Attorney-in-Fact.  Upon the occurrence of any Event of Default and at
          ----------------
any time during the continuance thereof, Debtor hereby irrevocably appoints Secured Party and its successors and assigns as its agent and attorney-in-fact, irrevocable, which appointment is coupled with an interest, to exercise any rights or remedies with respect to the Collateral or to endorse any checks which constitute part of the Collateral.

     9.   Continuing Rights.  The rights and powers of Secured Party or any
          -----------------
receiver hereunder shall continue and remain in full force and effect until all Obligations are paid in full.

     10.  Books and Records.  Debtor will permit Secured Party and its
          -----------------
representatives to examine Debtor's books and records (including data processing records and systems), with respect to the Collateral and make copies thereof, at any time and from time to time and Debtor will furnish such information reports to Secured Party and its representatives regarding the Collateral as Secured Party and its representatives may from time to time reasonably request. Secured Party shall have the authority, at any time, to require Debtor to place upon Debtor's books and records relating to the Collateral and other rights to payment covered by the security interest created in this Agreement hereby a notation stating that any such Collateral and other rights of payment are subject to a security interest in favor of Secured Party.

     11.  Chief Executive Office.  The location of the chief executive office of
          ----------------------
Debtor is set forth in the preamble hereto and will not be changed without thirty (30) days' prior written notice to Secured Party. Debtor represents that its books and records concerning accounts and chattel paper are located at its chief executive office.

     12.  Name of Debtor.  Debtor's true name is as set forth in the preamble
          --------------
hereto. Debtor agrees that it will not change its name without thirty (30) days' written notice to Secured Party.

     13.  Successors and Assigns.  This Agreement and each and every covenant,
          ----------------------
agreement and provision hereof shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

     14.  Governing Law.  This Agreement is executed pursuant to and shall be
          -------------
governed by the laws of the State of Minnesota.

     15.  Severability.  It is the intent of this Agreement to confer upon
          ------------
Secured Party the rights and benefits hereunder to the full extent allowable by law including all rights available under the Code. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Agreement.

     16.  Notices.  Any notices and other communications permitted or required
          -------
by the provisions of this Agreement (except for telephonic notice expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or delivery by reputable private carrier such as Federal Express, Airborne, DHL or similar overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address and shall have the right to specify as its address any other address within the United States of America. Each notice shall be addressed to the address of the recipient as set forth in the preamble to this Agreement.

     17.  Captions and Headings.  The captions and headings of the various
          ---------------------
sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.



     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed as of the date first above written.

                                    PIONEER HOTEL, INC.,
                                    A NEVADA CORPORATION

                                    By /s/ THOMAS K. LAND
                                      ----------------------------------
                                    Its SR. V.P. & CFO
                                       ---------------------------------


                                    PDS FINANCIAL CORPORATION, A MINNESOTA
                                    CORPORATION

                                    By /s/ RICHARD J. HEGSTRAND
                                      ----------------------------------
                                    Its Vice President
                                       ---------------------------------